EXECUTION VERSION 752570648.4 FIRST AMENDMENT TO CREDIT AGREEMENT THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 31, 2023, is entered into among Alvarium Tiedemann Holdings, LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto and BMO Harris Bank N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized and/or initially capitalized terms used in this Amendment shall have the meanings ascribed to them in the Amended Credit Agreement (as hereinafter defined). A. WHEREAS, Borrower, the other Loan Parties, certain financial institutions parties thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of January 3, 2023 (the “Credit Agreement”); B. WHEREAS, the Borrower has requested that the Credit Agreement be amended to extend the time period for certain Restricted Payments to be made (the Credit Agreement as so amended being referred to as the “Amended Loan Agreement”); and C. WHEREAS, the Lenders are willing to amend the Credit Agreement on the terms set forth below; NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows: 1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2, Section 7.6(iii) of the Credit Agreement is amended in its entirety to read as follows: (iii) Restricted Payments made on or prior to December 31, 2023 to the members of ATC with respect to distributions of management fees and incentive or performance fees or allocations earned in and for calendar year 2022 to the extent required to be paid pursuant to the terms of the Second Amended and Restated Limited Liability Company Agreement of ATC; 2. Conditions Precedent to Amendment. So long as no Default or Event of Default exists, this Amendment shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by the Borrower and the Required Lenders. 3. Representations. The Borrower hereby represents and warrants on behalf of itself and each other Loan Party that: (a) each representation and warranty set forth in the Amended Credit Agreement and the other Loan Documents, is and will be true and correct in all material respects as of the date hereof; provided that any such representation or warranty which expressly relates to a given date or period shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be, and any representation and warranty that is qualified as to “materiality”, “material adverse effect” or similar language shall be true and correct (after giving effect to such qualification therein) in all respects and (b) no Default or Event of Default shall have occurred and be continuing. 4. Ratification. As herein amended, the Amended Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Amended Credit Agreement and the other Loan Documents to “Credit Agreement” or similar terms shall refer to the Amended Credit Agreement. The Borrower (for itself and each of the other Loan Parties), the Administrative Agent and the Lenders agree that each of the Amended Credit Agreement and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with

2 its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law). Except as otherwise expressly provided herein, for all matters arising prior to the effective date of this Amendment, the Credit Agreement (as unmodified by this Amendment) shall control. 5. Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Amendment, and the rights and duties of the parties hereto, shall be governed by and construed and determined in accordance with the internal laws of the State of New York. 6. Miscellaneous. (a) Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, each of which shall constitute an original, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment and such counterpart shall be deemed to be an original hereof. (b) Severability of Provisions. Any provision of this Amendment which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Amendment may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Amendment are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Amendment invalid or unenforceable. (c) Incorporation. The provisions of Sections 11.21 and 11.22 of the Credit Agreement are incorporated into this Amendment as if fully set forth herein, mutatis mutandis. [Signatures Immediately Follow]

Signature Page to First Amendment to Credit Agreement FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: Name: Title: PNC BANK, NATIONAL ASSOCIATION, as a Lender By: Name: Title: TEXAS CAPITAL BANK, as a Lender By: Name: Title: BANK OF AMERICA, N.A., as a Lender By: Name: Title: CROSSFIRST BANK, as a Lender By: Name: Title: Kevin Yuen Senior Vice President